UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: November 12, 2004

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

       Michigan                      000-14800                    38-1737300
   (State or other                  (Commission                 (IRS Employer
   jurisdiction of                  File Number)             Identification no.)
    incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                                     49418
 (Address of principal executive office)                          (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.02 Termination of a Material Definitive Agreement

     On November 12, 2004 X-Rite, Incorporated (the "Company") reached an agreement with Lawrence Fleming, Rufus Teesdale, Ted Thompson, Charles VanNamen and Quinten Ward, five of its Founders, to terminate the original Founders' Stock Repurchase Agreements entered into in January of 1998. These agreements covered 3.4 million shares and required the Company to repurchase the shares at a specified price upon the death of the Founder and his spouse.

     The Founders' Agreements were put in place in 1998 to address a specific concern regarding the Company's stock liquidity. The shift in standards over the years related to the accounting of these agreements created a significant impediment for the Company's current and prospective investors who were evaluating its stock. In the current environment, the Company and its Founders concluded that the agreements were no longer useful.

     As a result of the termination of the Founders' Agreements, the Company will reverse charges of approximately $9.0 million related to the increase in the value of the agreements that has occurred since the adoption on July 1, 2003, of Statement of Financial Accounting Standards No. 150 (SFAS No 150), "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." Upon reversal of these charges, the remaining $34.2 million, representing the fair value of the Redemption Agreements as of the adoption of SFAS No 150, will be reclassified to shareholders' equity.

     No Founders' Stock Repurchase Agreements remain in effect.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: November 15, 2004             X-RITE, INCORPORATED



                                     By: /s/ Mary E. Chowning
                                         ---------------------------------------
                                         Mary E. Chowning
                                         Vice President, Chief Financial Officer